Exhibit 99.1

Investor Presentation 2nd Quarter 2005

3 Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. Utilization of Financial and Certain Non-GAAP Financial Measures: Management believes that certain non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the Company and facilitates comparisons with the performance of others in the financial services industry. Management also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Management uses non-GAAP measures internally for performance measurement and goal setting for incentive compensation purposes and for benchmarking purposes in relation to peer institutions in the banking industry. Although Management believes the non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered as an alternative to GAAP basis financial measures. Legal disclaimer

5 We have a great new name! 5

7 Amegy Bank . . . . a name that builds on a great history Why a new name? Prohibited from using old name outside Houston area Eliminate the expense and confusion of multiple names Over 2 dozen financial institutions utilize "Southwest" We needed a name that was ours to build a brand Clear commitment signal to markets What does it mean? A coined word that matches our core values of utilizing the best values of the people of "America" and putting our "energy" behind those traits What's happening now? Enhanced marketing and high touch transition - incremental business opportunities $6 million marketing and communications budget Timing January 25 March 7 May Amegy Bank NA announced Amegy Day One - NASDAQ symbol changed to ABNK Corporate name changes to Amegy Bancorporation, Inc.

Amegy Bank . . . a growth story 15-year return to shareholders - 24% CAGR From 1 branch and 20 people to more than 75 branches and 2,100 people $50 million in assets in 1990 - now $7.6 billion Growth 70% internally generated Outgrew old name Today: Largest independent bank in Houston - 3rd largest in Texas $100 million legal lending limit $577 million total shareholders' equity Market cap of approximately $1.3 billion More than 200 calling officers Known for customer service and community partnerships 9 Houston Dallas - 15 successful years. . .

11 First quarter 2005 Taking advantage of strong market dynamics Exceptional business growth Total revenue up 22% Average loans up 27% Average deposits up 22% Noninterest income up 31% Net income up 11% EPS growth of 9% Strong business execution Great asset quality Successful merger integrations Customer service focus Key Challenges Margin pressure Increased competition Increased regulation

2002 Total Assets Total Loans Total Deposits Total Equity Total Revenue Net Income Diluted EPS EPS y/y % growth ROA ROE Tangible common ratio Total capital ratio Taxable-equivalent net interest margin Taxable-equivalent efficiency ratio 2003 $5,947,133 $3,588,572 $4,403,239 $499,321 $273,728 $60,729 $0.87 1% 1.14% 12.86% 7.90% 11.90% 4.04% 62.42% $3,940,827 $2,511,437 $3,093,870 $298,125 $188,937 $43,461 $0.65 33% 1.23% 17.00% 7.50% 10.49% 4.57% 60.93% $4,401,690 $2,759,482 $3,428,633 $361,734 $212,670 $52,717 $0.78 18% 1.32% 15.82% 8.16% 11.27% 4.41% 59.68% $5,173,204 $3,219,340 $3,912,049 $445,523 $242,951 $59,206 $0.86 12% 1.30% 14.55% 8.57% 11.68% 4.35% 59.75% 2000 2001 5 Year CAGR 13 2004 $7,505,603 $4,646,982 $5,620,043 $580,414 $323,057 $68,543 $0.97 11% 1.05% 12.86% 5.50% 11.02% 3.99% 64.41% 18.1% 18.0% 17.3% 20.0% 15.6% 16.5% 14.9% (Period end; $ in thousands, except EPS) 5 years of strong growth

Total Assets Total Loans Total Deposits Total Equity Total Revenue Net Income Diluted EPS ROA ROE Tangible common ratio Total capital ratio Taxable-equivalent net interest margin Taxable-equivalent efficiency ratio Qtr. Ended 3/31/04 Qtr. Ended 3/31/05 $ Growth % Growth 15 $6,115,706 $3,822,894 $4,702,944 $523,231 $74,486 $15,287 $0.22 1.02% 12.04% 7.55% 10.76% 4.05% 65.16% $7,559,508 $4,716,052 $5,805,707 $577,188 $90,971 $16,944 $0.24 0.91% 11.66% 5.45% 11.16% 3.87% 66.94% $1,443,802 $893,158 $1,102,763 $53,957 $16,485 $1,657 23.6% 23.4% 23.4% 10.3% 22.1% 10.8% 8.7% (Period end; $ in thousands, except EPS) 1st Quarter in review

Yield curve has flattened Exceptional loan growth outpaced good deposit growth Change in funding mix - Trust preferred issuances - Increase in wholesale funding Expiration of floors - $120 million at 12/04 vs. $46 million at 3/05 70% of loan portfolio pricing is based on prime or LIBOR; fixed rate component is declining 17 Net interest margin - key observations

19 Net Interest Margin Net Interest Margin * See reconcilement of non-GAAP measures on slide #42

($ in thousands) Key Observations 3 Mergers in 18 months - need to take advantage of market opportunities Not all cost saves achieved - Klein integration occurred on March 7, 2005 Early stages of Lone Star and Klein revenue growth 21 Noninterest expense - key observations Noninterest expense as reported Less: Merger-related Name change CDI amortization Merger operating Merger employment Dallas operating Organic noninterest expense $50,101 1,522 0 903 944 1,384 0 $45,348 $64,173 711 2,154 2,248 2,849 3,421 693 $52,097 28.1% 14.9% 1Q04 1Q05

23 $755 million in Outstandings $373 million in Deposits $13 million in Fee Income in 2004 89% of relationships are in Texas 65% use other services 130 Companies - Average outstanding $8.0 million per company 2003 data suggests a market in Texas of approximately 400 credit opportunities and $145 billion in credit ABNK market share estimate <1% Large Corporate Market (SNC's) Portfolio Highlights (as of 3/31/05)

25 SNC Portfolio Summary

- Revenue Growth - Solid Core Balance Sheet Growth - Consistent Noninterest Income Growth - Fee Income Growth - Two Successful Merger Integrations - Consistent Asset Quality 2004 Key Drivers Continue in 2005 27

29 1997 1998 1999 2000 2001 2002 2003 2004 1.79 2.1 2.44 2.84 3.16 3.57 3.98 4.6 Revenue per common share* On a fully diluted basis Adjusted for stock split Total revenue ($ in millions) Note: Net interest income plus noninterest income 13% CAGR 14% CAGR 4.60 1998 2000 2001 2002 2003 2004 Noninterest 31537 42893 58158 70391 86920 99451 net interest 105583 147995 157258 175815 190519 226558 Noninterest income as a percent of total revenue Noninterest income Net interest income 22% 27% 29% 31% 31% Revenue growth Key Driver

1998 1999 2000 2001 2002 1Q 03 2003 2004 1Q 05 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.59 4.23 4.72 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.4 5 5.81 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.95 7.51 7.56 As of March 31, 2005 ($ in billions) Loans Total $4.72 billion, highest in Bank's history Increased $0.89 billion, or 23%, from 3/31/04 5-year compounded annual growth rate of 18% Deposits Increased $1.10 billion, or 23%, from 3/31/04 5-year compounded annual growth rate of 17% Assets Increased $1.44 billion, or 24%, from 3/31/04 5-year compounded annual growth rate of 18% 31 Loan Growth 85% Deposit Growth 82% Asset Growth 90% 4.65 5.62 7.51 Solid core balance sheet growth Key Driver 7.56

33 1997 1998 1999 2000 2001 2002 2003 2004 1Q05 3048 4173 4868 6017 7244 9302 9712 12682 3605 Capital Markets and Investments 1997 1998 1999 2000 2001 2002 2003 2004 1Q05 4354 5369 7070 9126 11718 16304 18429 20473 4558 Treasury Management Retail 1997 1998 1999 2000 2001 2002 2003 2004 1Q05 0 0 5500 7331 14011 20360 25124 31343 8916 ($ in thousands) 12,682 31,343 CAGR = 22% CAGR = 20% CAGR = 44% 1998 2000 2001 2002 2003 2004 1Q05 Noninterest 31537 42893 58158 70391 86920 99451 28771 net interest 105583 147995 157258 175815 190519 226558 99,451 86,920 70,391 58,150 42,893 CAGR = 23% Noninterest income Consistent noninterest income growth Key Driver 28,771 3,605 8,916 4,558

35 Total outstanding loans including mergers ($ in millions) 1997 1998 1999 2000 2001 2002 2003 2004 1Q05 SWBT 1251 1633 2035 2511 2759 3219 3589 4315 4716 Pinemont 137 FT Bend 192 Citizens 133 MaximBank 105 Lone Star 163 169 CAGR = 21% . . . 75% organic Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County MaximBank - July 2003 Total assets - $349 million Market presence - 97 years 8 branches in Galveston County Lone Star Bank - February 2004 Total assets - $223 million Market presence - 27 years 5 branches in Dallas market Klein Bancshares - October 2004 Total assets -- $590 million Market presence - 25 years 27 branches in Northwest Houston Strategic mergers - two in 2004 Key Driver

37 At 3/31/05: $750 million in loan commitments; $400 million in funded loans and $315 million in deposits 5 branches in prime Dallas locations and the new operations center Lone Star's core businesses: middle market lending and private banking Attractive platform from which to launch middle market, corporate, and private banking initiatives Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region Dallas - a new growth market Key Driver

39 Klein - "A gem of a bank" . . . and a perfect fit With Klein, 4th largest deposit franchise in Houston/Galveston area and remains the largest independent bank in Houston Demographics exceed general market 27 Klein locations address gap in branch distribution Strong business development opportunities with small and middle market businesses, treasury management and private banking Added $535 million in low-cost, primarily core retail deposits Low loan/deposit ratio of 31% Houston - creating an expansive franchise Key Driver

Net charge-offs/average loans Nonperforming assets/loans + OREO 41 All FDIC Insured Commercial Banks Amegy 1999 2000 2001 2002 2003 2004 1Q05 Amegy 0.09 0.06 0.17 0.22 0.22 0.15 0.28 Peer median 0.61 0.67 0.94 1.11 0.89 0.63 1999 2000 2001 2002 2003 2004 1Q05 SWBT 0.0031 0.0041 0.0053 0.005 0.0049 0.0055 0.0048 Peer median 0.0106 0.0123 0.0154 0.0159 0.0132 0.01 0.55% 0.95% 2000 2001 2002 2003 2004 0.15% 0.63% Consistent asset quality Key Driver 0.28% 1Q05 2000 2001 2002 2003 2004 1Q05

Total Loans at 3/31/05 ^ $4.7 billion Loans by Industry Type Loans by Collateral Type 43 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Other 9% Residential 4% Retail 7% Multi-family 4% Owner occupied 10% Retail 2% Other 2% Office & Ind.4% Real Estate Construction 24% Real Estate Term & Other 18% Securities & Cash 5% Miscellaneous 10% Commercial 22% Residential Mortgage 14% Vehicles 1% Unsecured 6% Asset Quality . . . A diversified loan portfolio Key Driver

45 Board Quarterly Reports Management Result for Shareholders: Focus - ongoing process enterprise wide Appropriate level of oversight defined Integrated into strategic plans Aligned for COSO Over 1,000 key risk indicators identified Risk Unit 11 process owners - Quarterly validation - Monthly reports to management 14 processes identified - 6 lines of business and 8 operational support groups Source: KPMG and Company Aligning strategy, processes, people, technology, and knowledge to optimize risk Focus on enterprise risk management Key Driver

- Strong Market Dynamics - Great Customer Base - Strategies for Future Growth 47 Why We're Enthusiastic About the Future

Suburban <$50 million to $1 billion 29% market share 49 Regional Independents $1 billion to $10 billion 15% of market share Out-of-State Regional/Global >$10 billion 56% market share High touch Consumer Small business Convenient Local boards High touch Consumer Small business - strong focus Middle market - primary focus Some corporate Private banking . . . high touch Accessible (physically/ electronically) More flexible technology Competitive/sophisticated products Service-important Local boards and leadership Consumer Small business - convenience Middle market - high end Corporate - strong bias Private banking . . . broad products Accessible - many branches Less flexible technology Broad product array Source: Market share - FDIC; SAMCO .. . . Amegy is in the right spot! Texas has a three-tier banking system Strong Markets

51 8th largest economy in the world - GSP forecasted to reach $925 billion in 2005 Excellent business climate - Ranked #1 by Site Selection magazine - Tax rate low . . . No state income tax - Energy grid has 35% excess capacity 119,400 jobs added in 2004; 150,000 anticipated in 2005 2/3 of Texas economic activity occurs in Houston and Dallas Ranks 2nd among states in population increase between 1990 - 2000 Population expected to increase by 1.2 million to 23.5 million by 2006 Sources: Site Selection Magazine, U.S. Census Bureau, Texas Comptroller, Texas Workforce Commission, Perryman Economic Forecast Texas Index of Leading Indicators Monthly, Seasonally Adjusted 1987 = 100 Texas Economy Is Forecast to Grow Slightly Faster Than The U.S in 2005 Texas - An enviable business climate Strong Markets

$84 billion in deposits Strong base of 2.6 million jobs through 2004 Local unemployment rate at 5.5% (March 2005) Added 38,600 jobs in 2004 Forecast to add 39,000 jobs in 2005, an increase of 1.8% 2004 Real Gross Area Product for the Houston CMSA = $211 billion Lowest cost of living among all major metropolitan areas 20 Fortune 500 companies Diversified economy- energy, healthcare, international Back-to-back years of record housing starts in 2003 and 2004; growth expected to continue Housing market very healthy; median home prices increased but still a bargain Houston Purchasing Managers Index consistently around 60, which indicates very healthy economic expansion 1.3 1.5 1.7 1.9 2.1 2.3 1989 1991 1993 1995 1997 1999 2001 2002 2003 2004 39,000 - 55,000 new jobs predicted for 2005* Solid Job Growth Predicted millions * Greater Houston Partnership; Institute for Regional Forecasting 53 Greater Houston Area Economic Overview Strong Markets

55 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Construction projects worth more than $1 billion currently underway Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest Over 6,000 ships visit annually Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation Houston's diversified economy Strong Markets

57 Expectations are that energy prices will be volatile 82% of all working rigs are gas-directed Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981 * Upstream energy sector ** Reflects 04/05 numbers Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership, Institute for Regional Forecasting at the University of Houston Total Houston Employment Houston Energy Employment* U.S. Rig Count Expected Oil Price Oilfield CEO Mentality Balance Sheet 1982 2005** 1,541,000 321,000 / 21% 4,436 $50-$100/bbl Aggressive Leveraged 2,639,000 182,300 / 8.5% 1,726 $40-$60/bbl Conservative De-leveraged Shell Oil relocated to Houston from New York Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA Exxon Mobil Corp established seven of its 11 global business units in Houston ConocoPhillips chose Houston as headquarters for their merged companies Sonangol, Angola's national oil company, locating U.S. headquarters in Houston Total Fina relocated its U.S. headquarters from Dallas Halliburton relocated its headquarters from Dallas Then and Now Houston has benefited from the energy industry consolidation Industry is conservatively managed Houston - Energy capital of the world Strong Markets

$93 billion in deposits Strong base of 2.9 million jobs Local unemployment rate at 5.4%, the lowest since October '01 (March '05) Added 25,800 jobs in 2004 Forecast to add 66,000 jobs in 2005, an increase of 2% 2004 Real Gross Area Product for the Metroplex = $254 billion Second lowest cost of living among major metropolitan areas 19 Fortune 500 Companies Diversified economy driven by telecommunications, distribution and transportation, and financial services DFW Airport 5th busiest in the world - economic impact of $14.3 billion to North Texas Ranked as one of most productive areas in U.S. and on Forbe's top 10 list of the best places for business and careers Housing starts anticipated to continue at near-record levels although some softness North Texas' new home market had record sales with 41,188 new homes sold in 2004, up 5% from 2003 * The Perryman Economic Forecast, Dallas Chamber, Texas Workforce Commission 59 66,000 new jobs predicted for 2005* 1990 1992 1994 1996 1998 2000 2002 2004 Dallas Ft. Worth Economic Overview Strong Markets

61 42% of Texas' high tech talent in located in the Metroplex Early leadership in the -- semiconductor industry Texas Instruments' digital signal processor in 1982 paved the way for DFW to be a world presence in telecommunications Has been adept in developing key information and data processing giants, Electronic Data Systems, ACS and the Perot Systems. University of Texas Southwestern Medical Center of Dallas is ranked 16th among research medical schools Generates $14.3 billion annually for the North Texas economy Supports 268,500 full-time jobs 55 million passengers in 2004 Has been a significant factor in the relocation of more than 400 corporate headquarters to DFW during past decade Covers over 29.8 square miles Nonstop service to more than 160 international and domestic destinations The world's only airport with three FAA control towers Dallas Love Field Airport is home to Southwest Airlines, the most successful U.S. airline Dallas Market Center, the world's first and one of the largest wholesale merchandise marts, is comprised of six buildings containing 6.9 million square feet and attracts more than 200,000 retail buyers to 50 markets annually Wholesale and retail trade is the largest employment sector in the Dallas regional economy, accounting for approximately 17% of all jobs Known as the nation's largest inland port, DFW is a principal trucking and freight distribution center with over 600 motor/trucking carriers and 100 freight forwarders Fort Worth is home to Alliance Airport, the busiest private industrial airport and transportation complex Sources: DFW Airport, Dallas Chamber, Millkin Institute, U.S. News and World Report, Dallas Market Center, NCTCOG , Home of the 5th busiest airport in the world Nation's 2nd most influential technology center Distribution Center of the Southwest Dallas' diversified economy Strong Markets

63 A wide range of customers Great Customer Base

65 Energy Group formed in 1997 - today more than $1 billion in commitments 8 relationship managers with an average of 11 years of Energy banking experience Most relationships represent attractive ancillary business opportunities, not solely credit Marathon and BJ Services - substantial lockbox Anadarko - beta testing a new revolutionary product to track lease activity Newfield, Houston Exploration and Spinnaker - all treasury management services Noble Corporation - treasury management, foreign exchange, investments Apache - significant foreign exchange IDEAL product in beta tests Significant energy customers Great Customer Base

67 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow In the past two years, SWBT has become the market share leader for remittance banking in the Texas Medical Center The IDEAL product is easily transportable to the large Metroplex healthcare community Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 3Q 1999 Customer since 2Q 2003 Customer since 3Q 2003 Leading healthcare institutions Great Customer Base

Core growth Focus on customer service Opportunistic M&A Asset quality Ensure a culture of results and where everyone counts 69 Enhanced shareholder value Strategies for Future Growth

71 "Large bank Ability with small bank Agility" Maintain our strong community bank ties and culture Commit to stronger geographic coordination vs. a pure line of business structure Continue efforts to create empowerment Everyone's a Prospect! Core Growth -- Building on our Uniqueness Strategy

73 A good place to start 85% retail customers give highest ratings 89% commercial loan customers give highest ratings 96% private banking customers give highest ratings 94% investment customers give highest ratings 93% Mitchell Mortgage customers give highest ratings Customer centric initiative in 2nd year Roundtable employee focus groups - touches all departments; 200 action items for 2004 From the Frontline - management works "on the line" quarterly Mystery shoppers throughout the Bank Voice of the Customer - tracks Treasury Management Customer focus groups Benchmarking outside "service leaders" - sharing best service practices "Run to Daylight" - Customer impact projects Coordinator hired to leverage all service initiatives Aligning training and incentives to service initiatives Enhance service momentum Strategy

38% 0% 63% 31% 22% 22% 17% 11% 33% 18% 12% 1% 11% '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* 15-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 Amegy S&P 75 $100,000 invested in Amegy in 1990 would have grown to $2,763,932 as of 3/31/05; CAGR of 24.3% Create Shareholder value

Enhanced Shareholder awareness

Market Cap at IPO: $160 million

Keefe, Bruyette & Woods
Legg Mason

January 1997

Market Cap approximately $1.3 billion

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Keefe, Bruyette & Woods
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2005

39

79 Small share in great markets Depth of team Consistent performance Strong momentum Positioned well for growth . . . . . . with agility and ability . . . The 'A' Bank! Why invest in

81 Reconcilements of Non-GAAP Disclosures Impact of Subordinated Debentures on Margin

Amegy Bank of Texas Sarah Peterson, SVP Investor and Corporate Communications 4400 Post Oak Parkway Houston, TX 77027 Sarah.Peterson@AmegyBank.com